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                                                                   EXHIBIT 10.29

                    AMENDMENT NO. 5 dated as of December 17, 1999 to the
                    Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998, among ARTISAN PICTURES INC. ("Pictures"), ARTISAN HOME ENTERTAINMENT INC. ("Home Entertainment"; and together with Pictures, collectively, the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and as Fronting Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                            INTRODUCTORY STATEMENT
                            ----------------------

          The Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

          The Borrower and Guarantors have requested certain modifications to the Credit Agreement to allow the making of loans to their officers and employees to purchase stock in Film Holdings Co. and to permit Artisan Entertainment Inc. to acquire an equity interest in The Baby Einstein Company LLC.

          The Lenders and the Agent have agreed to make revisions to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1.  Defined Terms.  Capitalized terms used herein and not
                      -------------
otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2.  Amendments to the Credit Agreement.  Subject to the
                      ----------------------------------
satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

          (A) Section 6.4 of the Credit Agreement is hereby amended by (1) inserting the words ", (xvii) loans or advances to officers or employees of the Credit Parties (in addition to loans permitted under clause (xii) hereof) for the purpose of purchasing stock in Holdings and/or paying tax obligations incurred by such officers or employees in respect thereof in an amount not

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to exceed $2,000,000 in the aggregate, (xviii) Investments in connection with the acquisition by Parent of an equity interest in The Baby Einstein Company LLC on the terms set forth in the letter agreement dated November 8, 1999 between Parent and The Baby Einstein Company LLC" after the word "Product" appearing in clause (xvi), (2) changing the reference to the existing clause (xvii) from "(xvii)" to "(xix)" and (3) changing the number "$1,000,000" appearing in the existing clause (xvii) to "$5,000,000".

          (B) Section 5.1 of the Credit Agreement is hereby amended by (1) deleting the words "Simultaneously with the delivery of the statements referred to in paragraph (a) of this Section 5.1" appearing in clause (i) thereof and (2) inserting the words "No later than June 30, 2000 and June 30 of each year thereafter" at the beginning of clause (i).

          Section 3.  Conditions to Effectiveness.  The effectiveness of this
                      ---------------------------
Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

          (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

          Section 4.  Representations and Warranties.  Each Credit Party
                      ------------------------------
represents and warrants that:

          (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

          (C) the Eligible Library Amount if determined as of the date hereof would remain $180,000,000.

          Section 5.  Further Assurances.  At any time and from time to time,
                      ------------------
upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

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          Section 6.  Fundamental Documents.  This Amendment is designated a
                      ---------------------
Fundamental Document by the Agent.

          Section 7.  Full Force and Effect.  Except as expressly amended
                      ---------------------
hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

          Section 8.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 9.  Counterparts.  This Amendment may be executed in two or
                      ------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          Section 10. Expenses.  The Borrower agrees to pay all out-of-pocket
                      --------
expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

          Section 11. Headings.  The headings of this Amendment are for the
                      --------
purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

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          IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                    ARTISAN PICTURES INC.
                    ARTISAN ENTERTAINMENT INC.
                    ARTISAN HOME ENTERTAINMENT INC.
                    ARTISAN RELEASING INC.
                    ARTISAN MUSIC INC.
                    BE MINE PRODUCTIONS, INC.
                    BEACH DANCE PRODUCTIONS, INC.
                    CACAPHONY PRODUCTIONS, INC.
                    DETENTION PRODUCTIONS, INC.
                    HEATWAVE PRODUCTIONS, INC.
                    LIVE AMERICA INC.
                    MILK MISSION PRODUCTIONS INC.
                    SWEET TIME PRODUCTIONS, INC.
                    VESTRON INC.
                    WISH AGAIN PRODUCTIONS, INC.


                    By /s/ Mark Curcio
                       ------------------------------------------------------
                       Name:   Mark Curcio
                       Title:  Authorized Signatory for each of the foregoing

                    FILM HOLDINGS CO.


                    By /s/ Joe Pretlow
                       ------------------------------------------------------
                       Name:  Joe Pretlow
                       Title: Principal

                    SILENT DEVELOPMENT CORP.
                    TONGUE-TIED INC.


                    By /s/ Mark Curcio
                       -----------------------------------------------------
                       Name:  Mark Curcio
                       Title: CEO

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                    LENDERS:

                    THE CHASE MANHATTAN BANK,
                    individually and as Administrative Agent


                    By /s/ Edmund DeForest
                       -------------------------------------
                       Name:  Edmund DeForest
                       Title: VP

                    SOCIETE GENERALE


                    By /s/ Brian McDonald
                       ------------------------------------
                       Name:  Brian McDonald
                       Title: VP

                    UNION BANK OF CALIFORNIA


                    By /s/ Thomas P. Garry, Jr.
                       ------------------------------------
                       Name:  Thomas P. Garry, Jr.
                       Title: VP

                    COMERICA BANK -- CALIFORNIA


                    By /s/ Carmen Carpenter
                       ------------------------------------
                       Name:  Carmen Carpenter
                       Title: VP

                    FLEET BANK, N.A.


                    By /s/ Eric S. Meyer
                       ------------------------------------
                       Name:  Eric S. Meyer
                       Title: VP

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                    PACIFIC CENTURY BANK, N.A.


                    By /s/ David K. Henry
                       ---------------------------------------
                       Name:  David K. Henry
                       Title: VP

                    BANQUE INTERNATIONALE A LUXEMBOURG


                    By /s/ E. Rolin
                       ---------------------------------------
                       Name:  E. Rolin
                       Title: Senior Manager

                    By /s/ N. Weaver
                       ---------------------------------------
                       Name:  N. Weaver
                       Title: Assistant Director

                    NATEXIS BANQUE BFCE


                    By Bennett C. Pozil
                       ---------------------------------------
                       Name:  Bennett C. Pozil
                       Title: VP and Group Manager


                    By /s/ Mark A. Harrington
                       ---------------------------------------
                       Name:  Mark A. Harrington
                       Title: Sr. VP & Regional Manager

                    CITY NATIONAL BANK


                    By /s/ Norman Starr
                    ------------------------------------------
                       Name:  Norman B. Starr
                       Title: VP

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                    DE NATIONALE INVESTERINGSBANK N.V.


                    By /s/ J.B. Spanjersberg
                       ------------------------------------------
                       Name:  J.B. Spanjersberg
                       Title: General Manager


                    By /s/ J.H. Naglegoal
                       ------------------------------------------
                       Name:  J.H. Naglegoal
                       Title: Vice President

                    BANQUE NATIONALE DE PARIS


                    By /s/ Janice Ho
                       ------------------------------------------
                       Name:  Janice Ho
                       Title: Vice President


                    By /s/ Tjalling Terpstra
                       ------------------------------------------
                       Name:  Tjalling Terpstra
                       Title: Vice President

                    THE FUJI BANK, LTD.


                    By /s/ Hiromitsu Ugawa
                       ------------------------------------------
                       Name:  Hiromitsu Ugawa
                       Title: Senior Vice President

                    PARIBAS


                    By /s/ Ching Lim
                       ------------------------------------------
                       Name:  Ching Lim
                       Title: Vice President


                    By /s/ Thomas G. Brandt
                       ------------------------------------------
                       Name:  Thomas G. Brandt
                       Title: Managing Director

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                    FAR EAST NATIONAL BANK


                    By /s/ CHC
                       ---------------------------
                       Name:  CHC
                       Title: Vice President

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